Exhibit 99.1

Akerna to Acquire Viridian Sciences

Acquisition of Viridian creates the sector’s only SAP Business One solution, adding to Akerna’s existing SAP partnership and enhancing Akerna’s ecosystem

DENVER, March 11, 2021-- Akerna (Nasdaq: KERN) (“Akerna” or the “Company”), an enterprise software company, leading compliance technology provider, and developer of the cannabis industry’s first seed-to-sale enterprise resource planning (ERP) software technology (MJ Platform®), announced it has signed an agreement to acquire Viridian Sciences, a cannabis business management software system built on SAP Business One. This announcement comes on the heels of Akerna’s MJ Platform, achieving SAP® certification as integrated with SAP NetWeaver®, last month.

The all-stock deal is accretive to revenue and earnings and is expected to contribute positive cash flow. As a result of the acquisition, Viridian’s 30+ clients will gain access to Akerna’s Compliance Gateway, feature-rich reporting, and the recently launched MJ Retail app. Akerna has partnered with ERP solutions such as SAP and other leading providers for integrated financials & tax planning, offering cannabis operators a solution for each stage of their evolution from startup to multi-state operator -- all while maintaining regulatory compliance through Akerna’s Compliance Gateway. The acquisition of Viridian accelerates the deployment of this strategy and establishes Akerna as the only cannabis-compliant SAP Business One offering.

“Cannabis operators are quickly becoming a more sophisticated buyer of technology, demanding ERP solutions that scale with their business and also provide the security of multi-state compliance,” commented Akerna Chief Executive Officer Jessica Billingsley. “Industry leaders have chosen Viridian for the reliability of SAP Business One and we are excited to bring additional value to the Business One offering through Akerna’s more than 80 integrations and broader compliance solution. As we prepare for a post-legalization landscape, Akerna is focused on strengthening our channel connections with existing ERP providers and firmly solidifying our strategic moat as the only scaled cannabis compliance and technology provider.”

Businesses employ ERP solutions to manage their functions in a centralized system, bringing business intelligence and data, compliance and risk management, customer management, human resources, inventory, finance, and supply chain information together. By using ERP products, organizations can save money and improve functionality with one tool.

“Combining with Akerna gives Viridian the ability to accelerate growth in new markets, as we leverage Akerna’s extensive compliance and partner integrations, furthering our strategy of creating the best-in-class ERP solution for the cannabis industry,” says Grant Fraser, Chief Executive Officer of Viridian Sciences. “We founded Viridian with the goal of becoming the premier SAP Business One cannabis solution and, through this combination with Akerna, we are achieving that goal for our business and our clients.”

“Working with Viridian has provided Wana with greater visibility and control over our supply chain, production management, and financial health, and we are excited to see the relationship continue to grow with both Viridian and Akerna,” noted Logan Craven, Chief Financial Officer of Wana. Viridian clients include Wana, Trulieve, iAnthus, Herbl, Canndescent, and many more prominent cannabis operators and brands.

The acquisition is expected to close in April. More details will be covered in Akerna’s upcoming earnings call. As a reminder, Akerna has changed its fiscal year-end from June 30 to December 31.

A.G.P./Alliance Global Partners is acting as financial advisor and Dorsey & Whitney LLP is acting as legal counsel to Akerna. Solganick & Co. is acting as the exclusive financial advisor and Ballard Spahr LLP is acting as legal counsel to Viridian Sciences.

About Akerna

Akerna (Nasdaq: KERN) is an enterprise software company focused on compliantly serving the cannabis, hemp, and CBD industries. Based in Denver, Colorado, the Company’s mission is to create the world’s most transparent and accountable supply chain by building a cannabis technology ecosystem connecting data points across the global cannabis supply chain from seed to sale to self. First launched in 2010, Akerna has tracked more than $20 billion in cannabis sales to date and is the first cannabis software Company listed on Nasdaq.

Using connected data and information to propel the cannabis industry forward, Akerna empowers businesses, governments, patients, and consumers to make smart decisions. The Company’s cornerstone technology, MJ Platform, the world’s leading infrastructure as a service platform, powers retailers, manufacturers, brands, distributors, and cultivators. Akerna also offers a complete suite of professional consulting services and data analytics for businesses as well as solo sciences, MJ Freeway, Leaf Data Systems, Trellis, and Ample Organics.

For more information, visit https://www.akerna.com/.

About Viridian Sciences

Viridian Sciences is a fully integrated cannabis business management software system built on SAP Business One. Along with its venerable SAP Business One ERP core, its dedicated team of technology, business, and cannabis industry experts have become the trusted partner to many of the premier cannabis companies.

For more information, visit https://www.viridiansciences.com/

Press Contact

Akerna

Georgia Jablon

Communications Manager

(904) 305-6454

georgia.jablon@akerna.com

Press Contact

Viridian Sciences | Navigator Business Solutions

Chris M. Nielsen

Chief Operating Officer

(801) 642-0123

Chris.nielsen@viridiansciences.com

The securities to be offered pursuant to the acquisition have not been, and will not be, registered under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”) or any U.S. state securities laws, and may not be offered or sold in the United States absent registration under the U.S. Securities Act and all applicable U.S. state securities laws or compliance with the requirements of exemptions therefrom. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities in the United States, nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Forward-Looking Statements

Certain statements made in this release and any accompanying statements by management are “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Such forward-looking statements include but are not limited to statements regarding the the timing and completion of the acquisition of Viridian, the potential deal being accretive to revenue and earnings and the expectation it will contribute positive cash flow, Akerna bringing additional value to the SAP Business One offering, Akerna giving Viridian the ability to accelerate growth in new markets, Viridian becoming the premier SAP Business One cannabis solution, the ability of Akerna to integrate Viridian, the impact of the acquistion for Viridian’s customers, Akerna’s future business plans, Akerna’s potential business strengths in the market and any other statements expressing the views of Akerna’s management on future business results or strategy. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of significant known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Akerna’s control, that could cause actual results or outcomes (including, without limitation, the results of Akerna’s contracts, strategic initiatives, and business plans as described herein) to differ materially from those discussed in the forward-looking statements. Important factors, among others that may affect actual results or outcomes, include (i) Akerna’s ability to recognize the anticipated benefits of being a public company, (ii) competition, (iii) Akerna’s ability to grow and manage growth profitably, (iv) Akerna’s ability to maintain relationships with customers and suppliers and retain its management and key employees, (v) costs related to being a public company, (vi) changes in applicable laws or regulations, (vii) Akerna’s ability to identify, complete and integrate acquisitions, including Viridian, and achieve expected synergies and operating efficiencies in connection with acquired businesses, (viii) and other risks and uncertainties disclosed from time to time in Akerna’s filings with the U.S. Securities and Exchange Commission, including those under “Risk Factors” therein. Actual results, performance, or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those vary from forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial and other information, are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond Akerna’s control. All information herein speaks only as of the date hereof, in the case of information about Akerna, or the date of such information, in the case of information from persons other than Akerna. Akerna undertakes no duty to update or revise the information contained herein. Forecasts and estimates regarding Akerna’s industry and end markets are based on sources believed to be reliable; however, there can be no assurance these forecasts and estimates will prove accurate in whole or in part.

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